                                                                   EXHIBIT 10.15



                                 AMENDMENT NO. 1
                                       TO
                   SEMICONDUCTOR DEVICE PURCHASE AGREEMENT

      This Amendment (the "Amendment") No. 1 to the Semiconductor Device Component Purchase Agreement dated August 17, 1998, by and between Immersion Corporation, a California corporation, having its principal place of business at 2158 Paragon Drive, San Jose, California (hereinafter "Immersion") and Kawasaki LSI U.S.A. Inc., a California Corporation, having its principal place of business at 2570 North First Street, Suite 301, San Jose, California 95131 (hereinafter "KLSI"), modifies and amends the Semiconductor Device Component Purchase Agreement (the "Agreement") in certain respects as follows:

      1. The parties desire to amend the Agreement to permit KLSI to sell the "Components" directly to certain designated customers, and therefore Paragraph 2.1.3, entitled "KLSI Sales to Direct Customers" as described below is hereby added to the Agreement.

      2. Paragraph 2.1.3.1, entitled "In General": The following Paragraph
2.1.3.1 is hereby added to the Agreement:

                  The parties agree that Paragraph 2.1.1 ("Components") of the
            Agreement requires that the Components will be sold exclusively to Immersion. Notwithstanding the foregoing, Immersion may from time to time desire that KLSI sell certain designated Components ("Specific Components") directly to certain designated customers ("Direct Customers"). In such case, Immersion will issue a Direct Customer Authorization Form substantially in the form attached hereto as
            Schedule 1 ("Direct Customer Authorization Form") to KLSI. KLSI agrees that Immersion may define the Specific Components to include only certain formats of the Component, such as the .35 CBA format or the .35 standard cell format. Upon execution by Immersion and KLSI of each Direct Custom Authorization Form, KLSI may negotiate directly with such Direct Customer to enter into a component purchase agreement under terms mutually agreed upon by KLSI and the Direct Customer. Subject to the limitations described in Section
            2.1.3.4 ("Limitations") and Section 2.1.3.7 ("Second Source Limitation"), KLSI and each Direct Customer will be free to address lead times, pricing, hexcode deliveries, quality requirements and other relevant terms as mutually agreed upon by KLSI and such Direct Customer.

      3. Paragraph 2.1.3.2, entitled "Direct Customer Royalty": The following Paragraph 2.1.3.2 is hereby added to the Agreement:

            KLSI agrees to compensate Immersion by means of a royalty which will be due and owing for each unit of the Specific Components sold to a Direct Customer. The specific royalty due for sales of Specific Components to each Direct Customer will be described in the applicable Direct Customer Authorization Form. KLSI agrees to pay the royalties due to Immersion for each


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            shipment of Specific Components to a Direct Customer within [****]
            days of acceptance of the Specific Components by the Direct
            Customer.

      4. Paragraph 2.1.3.3, entitled "Mitigation Trigger Events": The following Paragraph 2.1.3.3 is hereby added to the Agreement:

                  Orders from Direct Customers shall be counted toward
            Immersion's orders for purposes of reaching the [****] units per month.

      5. Paragraph 2.1.3.4, entitled "Die Bank and Base Wafer": The following Paragraph 2.1.3.4 is hereby added to the Agreement:

                  Immersion's Die Bank System and Base Wafer Maintenance Program
            will not be used for Direct Customers.

      6. Paragraph 2.1.3.5, entitled "Second Source Limitation": The following Paragraph 2.1.3.5 is hereby added to the Agreement:

                  KLSI may use its Second Source to produce Specific Components for resale by KLSI to Direct Customers but KLSI may not grant Direct Customers the right to buy directly from the KLSI Second Source.

      7. Paragraph 2.2.3 entitled "Terms to be Imposed on the Second Source Silicon Provider": The following language shall be added to the end of the existing paragraph 2.2.3:

            The parties agree that under certain circumstances where KLSI has entered into an agreement with a Direct Customer in accordance with the terms of Section 2.1.3.1 ("In General"), KLSI may be required, by the Direct Customer, to agree that in the case of a material breach by KLSI of Quality Requirements or delivery obligations, KLSI will permit the Direct Customer, as a limited remedy, to enter into a direct purchase arrangement with KLSI's Second Source for the Specific Components. Immersion hereby grants KLSI the right to enter into such an arrangement to permit Direct Customers to purchase the Specific Components under the circumstances described above, so long as KLSI imposes an obligation for the Second Source silicon provider to compensate Immersion by means of the specific royalty applicable to the Specific Components as described in the applicable Direct Customer Authorization Form within [****] days of delivery of the Specific Components by the Second Source to the Direct Customer. KLSI also agrees to insure that the obligation to pay Immersion on a timely basis is an obligation enforceable by Immersion as a third party beneficiary of the Second Source Silicon Provider Agreement. In addition to the provision set forth in Section 5.3(c) of the Agreement Draft for the ASIC Design and Development dated October 16, 1997, KLSI agrees to notify Immersion if KLSI works with any Direct Customer to design, develop and/or knowingly manufacture any integrated circuit devices for "force feedback" applications that compete with the Components. For purposes of this Agreement the term "force

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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            feedback" shall mean simulation of feel or tactile sensations using at least one actuator controlled by one or more microprocessors such that modulation of said actuator creates feel or tactile sensations.

      8. Schedule 1 ("Direct Customer Authorization Form") attached hereto is hereby added to the Agreement as Exhibit F thereto.

      9. In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of this Amendment shall be controlling. Unless specifically modified or changed by the terms of this Amendment, all terms of the Agreement shall remain in effect and shall apply fully as described and set forth in the Agreement. Capitalized terms used and not defined herein are used with the meanings set forth in the Agreement.

IMMERSION:                               KLSI:

IMMERSION CORPORATION:                   KAWASAKI LSI U.S.A., INC.:

By: /s/ Louis Rosenberg                  By: /s/ Hakuo Watanabe
    -----------------------------            -----------------------------------
Print Name: Louis Rosenberg              Print Name: Hakuo Watanabe
            ---------------------                    ---------------------------
Title:  President                        Title: Chief Financial Officer
        -------------------------               --------------------------------
Date:   April 26, 1999                   Date:  April 27, 1999
        -------------------------               --------------------------------



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                                   Schedule 1

                       Direct Customer Authorization Form

      This Direct Customer Authorization Form No. 1 contains the special terms and conditions applicable to the Direct Customer described below and will be incorporated by reference into the Semiconductor Device Component Purchase Agreement (the "Agreement") between Immersion and KLSI effective as of 8/17/98 for a term of [****]. This Direct Customer Authorization Form shall be effective on the date last executed below. All terms used in this Direct Customer Authorization Form shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

1. Name of Proposed Direct Customer:          [****]

2. Royalty to be paid to Immersion:           [****]

                                              [****]

3. Name of Specific Component (and            [****]
      number, if applicable)

      IN WITNESS HEREOF, the parties hereto have duly caused this Direct Customer Authorization Form to be signed by their duly authorized representatives.


IMMERSION:                               KLSI:

IMMERSION CORPORATION:                   KAWASAKI LSI U.S.A., INC.:

By: /s/ Louis Rosenberg                  By: /s/ Hakuo Watanabe
    -----------------------------            -----------------------------------
Print Name: Louis Rosenberg              Print Name: Hakuo Watanabe
            ---------------------                    ---------------------------
Title:  President                        Title: Chief Financial Officer
        -------------------------               --------------------------------
Date:   April 26, 1999                   Date:  April 27, 1999
        -------------------------               --------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       Direct Customer Authorization Form

      This Direct Customer Authorization Form No. 1 contains the special terms and conditions applicable to the Direct Customer described below and will be incorporated by reference into the Semiconductor Device Component Purchase Agreement (the "Agreement") between Immersion and KLSI effective as of 6/4/99 for a term of [****]. This Direct Customer Authorization Form shall be effective on the date last executed below. All terms used in this Direct Customer Authorization Form shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

1. Name of Proposed Direct Customer:          [****]

2. Royalty to be paid to Immersion:           [****]

                                              [****]

3. Name of Specific Component (and            [****]
   number, if applicable)

      IN WITNESS HEREOF, the parties hereto have duly caused this Direct Customer Authorization Form to be signed by their duly authorized representatives.

IMMERSION:                               KLSI:

IMMERSION CORPORATION:                   KAWASAKI LSI U.S.A., INC.:

By: /s/ Louis Rosenberg                  By: /s/ Hakuo Watanabe
    -----------------------------            -----------------------------------
Print Name: Louis Rosenberg              Print Name: Hakuo Watanabe
            ---------------------                    ---------------------------
Title:  President                        Title: Chief Financial Officer
        -------------------------               --------------------------------
Date:   April 26, 1999                   Date:  April 27, 1999
        -------------------------               --------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.